iShares®
iShares, Inc. (the “Company”)
Supplement dated March 9, 2022 (the “Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated December 30, 2021 for iShares MSCI BRIC ETF (BKF) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The Board of Directors (the “Board”) has approved the following changes for the Fund effective March 10, 2022.

	Current	New
Fund Name	iShares MSCI BRIC ETF	iShares MSCI BIC ETF
Investment Objective
The iShares MSCI BRIC
ETF (the “Fund”) seeks to
track the investment
results of an
index composed of
Chinese equities that are
available to international
investors, and
Brazilian, Russian, and
Indian equities.
The iShares MSCI BIC ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian and Indian equities.
All references to the “iShares MSCI BRIC ETF” are hereby replaced with “iShares MSCI BIC ETF.”
Change to the Fund’s “Principal Investment Strategies”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI BRIC Index (the “Underlying Index”), which is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, India and China (“BIC”). While Russian securities were removed from the Underlying Index as of March 9, 2022, the name of the Underlying Index remains the MSCI BRIC Index. The Underlying Index primarily consists of stocks traded on B3 (the largest

Brazilian exchange), National Stock Exchange of India, Shanghai Stock Exchange, Shenzhen Stock Exchange and the Stock Exchange of Hong Kong. The Underlying Index includes large- and mid‑capitalization companies and may change over time. As of August 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary and financials industries or sectors. The components of the Underlying Index are likely to change over time.
Change in the Fund’s “Summary of Principal Risks”
The last sentence in the section of the Summary Prospectus and Prospectus entitled “Tracking Error Risk” in the section entitled “Summary of Principal Risks” is hereby deleted in its entirety and replaced with the following:
BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFS.
Change in the Fund’s “A Further Discussion of Principal Risks”
The section of the Prospectus entitled “Reliance on Trading Parters Risk” is hereby deleted in its entirety and replaced with the following:
The economies of the countries or regions in which the fund invests are highly dependent on trade with other economies. A reduction in spending by these economies on products and services or negative changes in any of these other economies may adversely affect the economies of the countries in which the Fund invests and the Fund’s investments.
The last paragraph in the section of the Prospectus entitled “Risk of Investing in Russia - Russia Sanctions” in the section entitled “A Further Discussion of Principal Risks” is hereby deleted in its entirety and replaced with the following:
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non‑resident investors from executing security sales, and other events have led to changes in the Fund’s Underlying Index. The Fund’s Index Provider has removed, as of March 9, 2022, Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non‑Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error.

As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.
The last sentence in the last paragraph in the section of the Prospectus entitled “Tracking Error Risk” in the section entitled “A Further Discussion of Principal Risks” is hereby deleted in its entirety and replaced with the following:
BFA EXPECTS THAT THE FUND WILL EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFS.
Change in the Fund’s “General Considerations and Risks”
The last paragraph in the section of the SAI entitled “Risk of Investing in Russia – Russia Sanctions” in the section entitled “General Considerations and Risks” is hereby deleted in its entirety and replaced with the following:
These sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non‑resident investors from executing security sales, and other events have led to changes in the Fund’s Underlying Index. The Fund’s Index Provider has removed, as of March 9, 2022, Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non‑Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.

Change in the Fund’s “Construction and Maintenance of the Underlying Index”
The first paragraph in the section in the SAI for the Fund entitled “The MSCI Indexes – MSCI BRIC Index” in the section entitled “Construction and Maintenance of the Underlying Indexes” is hereby deleted in its entirety and replaced with the following:
Index Description. The MSCI BRIC Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, India and China (BIC) and primarily consists of stocks traded on B3, National Stock Exchange of India, SSE, SZSE and the SEHK.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-SUPP-RUS-INDEX2-BKF-0322

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